ZEA CAPITAL FUND LLC

Supplement dated October 20, 2010 to the Prospectus dated August 5, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The information of Mary L. Elworth under the section “Experiences, Qualifications and Skills” on page 48 of the Prospectus dated August 5, 2010 is deleted.  Effective September 17, 2010, Mary L. Elworth resigned as Chairman of the Board, as a Board member and as a member of the Investment/Valuation Committee of Zea Capital Fund LLC.

The first sentence of each of the following directors section under the table “Experiences, Qualifications and Skills” on page 48 of the Prospectus dated August 5, 2010 is replaced with the following:

Director	Experiences, Qualifications and Skills

W. Mark Rosenbury	Mr. Rosenbury is an Independent Director and a member of the Investment / Valuation Committee.
Joe B. Slavens	Mr. Slavens is an Independent Director, Chairman of the Audit Committee and a member of the Corporate Governance Committee.
Alan L. Wells	Mr. Wells is an Independent Director and member of the Audit and Investment / Valuation Committees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.  THIS STICKER IS PART OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND MUST ACCOMPANY SUCH DOCUMENTS TO SATISFY PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED.